Exhibit 99.3

Aptorum Group Limited

(the “Company”)

Share Transfer

Jurchen Investment Corporation, (the “Transferor”) does hereby transfer to CGY Investments Limited (the “Transferee”), 446,152 Class A Ordinary Shares for good and valuable consideration in the capital of the Company, a Cayman Islands company, standing in our name to hold the same unto the Transferee, subject to the terms and conditions of the memorandum and articles of association of the Company and, the Transferee does hereby agree to take such shares subject thereto as aforesaid and hereby request that the Transferee’s name be entered in the Company’s register of members.

This transfer may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

_____________________________ Signed by:________________ For and on behalf of Jurchen Investment Corporation Transferor	_____________________________ Signed by:_____________________ For and on behalf of CGY Investments Limited Transferee

_____________________________ Witnessed by: Address: _____________________________ Dated:	_____________________________ Witnessed by: Address: _____________________________ Dated:

Aptorum Group Limited

(the “Company”)

Share Transfer

Jurchen Investment Corporation, (the “Transferor”) does hereby transfer to CGY Investments Limited (the “Transferee”), 4,015,367 Class B Ordinary Shares for good and valuable consideration in the capital of the Company, a Cayman Islands company, standing in our name to hold the same unto the Transferee, subject to the terms and conditions of the memorandum and articles of association of the Company and, the Transferee does hereby agree to take such shares subject thereto as aforesaid and hereby request that the Transferee’s name be entered in the Company’s register of members.

This transfer may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

_____________________________ Signed by:________________ For and on behalf of Jurchen Investment Corporation Transferor	_____________________________ Signed by:_____________________ For and on behalf of CGY Investments Limited Transferee

_____________________________ Witnessed by: Address: _____________________________ Dated:	_____________________________ Witnessed by: Address: _____________________________ Dated: